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                                                                      EXHIBIT 32


                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-Q of USEC Inc. for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, James R. Mellor, Chairman of the Board, President and Chief Executive Officer, and Ellen C. Wolf, Senior Vice President and Chief Financial Officer, each hereby certifies, that, to the best of his or her knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of USEC Inc.


May 2, 2005                                   /s/ James R. Mellor
                                         ----------------------------
                                                JAMES R. MELLOR
                                       Chairman of the Board, President
                                          and Chief Executive Officer




May 2, 2005                                   /s/ Ellen C. Wolf
                                         ----------------------------
                                                 ELLEN C. WOLF
                               Senior Vice President and Chief Financial Officer